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                            PRUDENTIAL MUTUAL FUNDS
                        PRUDENTIAL HIGH YIELD FUND, INC.


      Supplement Dated March 7, 2003 to Statement of Additional Information
                             dated February 28, 2003

        The following information replaces the second paragraph in the section entitled "Control Persons and Principal Holders of Securities" on page B-33 of the Statement of Additional Information:

        As of February 7, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: Prudential Retirement Services, Nominee for Trustee PI W68700, Prudential Securities Inc., PO Box 15040, New Brunswick, NJ 08906, who held 3,737,346 Class Z shares of the Fund (40.1% of the outstanding Class Z shares).